UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2020

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Information to be Included in the Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment and Departure of Executive Officers

On August 3, 2020, the board of directors (the “Board”) of Modine Manufacturing Company (the “Company”) took the following actions concerning the executive officers of the Company and the Board:

•
Michael B. Lucareli, Vice President, Finance and Chief Financial Officer, was named Interim President and Interim Chief Executive Officer, effective as of August 4, 2020. Mr. Lucareli will also retain his current position as Vice President, Finance and Chief Financial Officer of the Company. In connection with his appointment, the Board approved an increase in Mr. Lucareli’s annual base salary to $650,000 and in his target annual bonus to 100% of his annual base salary.  There are no arrangements or understandings pursuant to which Mr. Lucareli was appointed Interim President and Interim Chief Executive Officer, and Mr. Lucareli has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Lucareli, 51, was named Vice President, Finance, and Chief Financial Officer on July 12, 2010. He leads Modine’s global finance, information technology and corporate strategy functions. Mr. Lucareli joined Modine in August 1999 and has held a variety of leadership roles, including Manager, Business Development and Investor Relations; Director, Financial Operations and Analysis; Managing Director, Financial Operations; and Vice President, Corporate Treasurer. Before joining Modine, Mr. Lucareli was Director of Research at Alpha Investments Group and a securities analyst and portfolio manager at Associated Investment Management Group. Mr. Lucareli earned a bachelor’s degree in economics from the University of Wisconsin – Madison and a Master of Business Administration (MBA) from Loyola University in Chicago. He also holds a Chartered Financial Analyst (CFA) designation.

•
Thomas A. Burke, President and Chief Executive Officer, will step down as Chief Executive Officer and President and resign from the Board, effective August 4, 2020, and will leave the Company on August 28, 2020. The Company has determined that Mr. Burke will be eligible to receive severance payments and benefits in accordance with the non-cause termination provisions of his existing employment agreement, which is memorialized in a Transition and Separation Agreement and will be subject to his timely execution and non-revocation of a general release of claims against the Company. As part of the Transition and Separation Agreement, Mr. Burke’s noncompetition obligations will extend for one year (rather than three years) after his employment termination.

The foregoing description of the Transition and Separation Agreement for Mr. Burke is qualified in its entirety by the terms of the agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ending September 30, 2020.

Fiscal 2020 Annual Cash Bonus Awards

On August 3, 2020, the Officer Nomination and Compensation Committee of the Board (the “Compensation Committee”) of the Company approved the fiscal 2020 annual bonus award for Mr. Burke under the Company’s Management Incentive Plan (“MIP”), which previously had been preliminarily approved (but not finalized). The table below updates the previously reported Summary Compensation Table by including the fiscal 2020 MIP annual bonus award payable to Mr. Burke, and revising Mr. Burke’s total compensation amount for fiscal 2020.

Name and Principal Position	Non- Equity Incentive Plan Compensation ($)	Total ($)
Thomas A. Burke	$214,500	$4,063,350
President and Chief Executive Officer

Item 7.01.	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

On August 4, 2020, we issued a press release regarding actions concerning the executive officers and the Board of the Company. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking and Cautionary Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, including the risks discussed in the Company’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the period ended June 30, 2020. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

99.1	Press Release issued August 4, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Sylvia A. Stein
Sylvia A. Stein Vice President, General Counsel and Corporate Secretary

Date: August 4, 2020